SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS World Dividend Fund
Effective on or about September 20, 2019, the Statement of Additional Information is supplemented as follows:
The following disclosure replaces the sub-section entitled “Subadvisors” in the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information:
“Subadvisors” – For DWS Emerging Markets Equity Fund: DWS Investments Hong Kong Limited, Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong. For DWS Emerging Markets Fixed Income Fund, DWS Global Macro Fund and DWS World Dividend Fund: DWS International GmbH, Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329
Please Retain This Supplement for Future Reference
September 20, 2019
SAISTKR-30